   As filed with the Securities and Exchange Commission on September 28, 1998


                                        Securities Act Registration No. 33-12531
                                Investment Company Act Registration No. 811-5055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                       POST-EFFECTIVE AMENDMENT NO. 20                       /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       / /


                               AMENDMENT NO. 22                              /X/


                        (CHECK APPROPRIATE BOX OR BOXES)
                                 --------------


                            PRUDENTIAL BALANCED FUND


               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.
                                 --------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

           / / immediately upon filing pursuant to paragraph (b)


           /X/ on September 29, 1998 pursuant to paragraph (b)



           / / 60 days after filing pursuant to paragraph (a)(1)


           / / on (date) pursuant to paragraph (a)(1)

           / / 75 days after filing pursuant to paragraph (a)(2)

           / / on (date) pursuant to paragraph (a)(2) of Rule 485

           If appropriate, check the following box:

           / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered. . . . . . .    Shares of Beneficial
Interest, $.01 par value per share.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                LOCATION
---------------------------------------------------------------------------  -------------------------------------------
PART A
Item    1.  Cover Page.....................................................  Cover Page
Item    2.  Synopsis.......................................................  Fund Expenses; Fund Highlights
Item    3.  Condensed Financial Information................................  Fund Expenses; Financial Highlights;
                                                                             General Information
Item    4.  General Description of Registrant..............................  Cover Page; How the Fund Invests; General
                                                                             Information
Item    5.  Management of the Fund.........................................  Financial Highlights; How the Fund is
                                                                             Managed; General Information
Item   5A.  Management's Discussion of Fund Performance....................  Financial Highlights
Item    6.  Capital Stock and Other Securities.............................  Taxes, Dividends and Distributions; General
                                                                             Information
Item    7.  Purchase of Securities Being Offered...........................  Shareholder Guide; How the Fund Values its
                                                                             Shares
Item    8.  Redemption or Repurchase.......................................  Shareholder Guide; General Information
Item    9.  Pending Legal Proceedings......................................  Not Applicable
PART B
Item   10.  Cover Page.....................................................  Cover Page
Item   11.  Table of Contents..............................................  Table of Contents
Item   12.  General Information and History................................  General Information; Organization and
                                                                             Capitalization
Item   13.  Investment Objectives and Policies.............................  Investment Objective and Policies;
                                                                             Investment Restrictions
Item   14.  Management of the Fund.........................................  Trustees and Officers; Manager; Distributor
Item   15.  Control Persons and Principal Holders of Securities............  Not Applicable
Item   16.  Investment Advisory and Other Services.........................  Manager; Distributor; Custodian, Transfer
                                                                             and Dividend Disbursing Agent and
                                                                             Independent Accountants
Item   17.  Brokerage Allocation and Other Practices.......................  Portfolio Transactions and Brokerage
Item   18.  Capital Stock and Other Securities.............................  Not Applicable
Item   19.  Purchase, Redemption and Pricing of Securities Being Offered...  Purchase and Redemption of Fund Shares;
                                                                             Shareholder Investment Account; Net Asset
                                                                             Value
Item   20.  Tax Status.....................................................  Taxes, Dividends and Distributions
Item   21.  Underwriters...................................................  Distributor
Item   22.  Calculation of Performance Data................................  Performance Information
Item   23.  Financial Statements...........................................  Financial Statements
PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Post-Effective Amendment to the Registration Statement.

Prudential Balanced Fund

----------------------------------------------

----------------------------------------------


PROSPECTUS DATED SEPTEMBER 29, 1998


----------------------------------------------------------------

Prudential Balanced Fund (the Fund) is an open-end, diversified, management investment company. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (including securities convertible into equity securities), debt obligations and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated September 29, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL BALANCED FUND?

    Prudential Balanced Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund will seek to achieve its objective by investing in a diversified portfolio of equity securities, debt obligations and money market instruments. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 9.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    The Fund may invest up to 25% of its total assets in securities rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P). The Fund also will purchase equity securities of smaller, faster growing companies which are subject to greater price volatility than equity securities of major, established companies. See "How the Fund Invests--Investment Objective and Policies" at page 9. In addition, the Fund may engage in various hedging strategies, including using derivatives. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 15. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .65 of 1% of the average net assets of the Fund. As of August 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $66 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 18.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 19.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 25 and "Shareholder Guide--Shareholder Services" at page 36.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 21 and "Shareholder Guide--How to Buy Shares of the Fund" at page 25.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:


     - Class A Shares:         Sold with an initial sales charge of up to 5% of
                               the offering price.
     - Class B Shares:         Sold without an initial sales charge but are
                               subject to a contingent deferred sales charge or
                               CDSC (declining from 5% to zero of the lower of
                               the amount invested or the redemption proceeds)
                               which will be imposed on certain redemptions made
                               within six years of purchase. Although Class B
                               shares are subject to higher ongoing
                               distribution-related expenses than Class A
                               shares, Class B shares will automatically convert
                               to Class A shares (which are subject to lower
                               ongoing distribution-related expenses)
                               approximately seven years after purchase.
     - Class C Shares:         Sold without an initial sales charge but, for one
                               year after purchase, are subject to a CDSC of 1%
                               on redemptions. Like Class B shares, Class C
                               shares are subject to higher ongoing
                               distribution-related expenses than Class A shares
                               but Class C shares do not convert to another
                               class.
     - Class Z Shares:         Sold without either an initial sales charge or
                               CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.




    See "Shareholder Guide--Alternative Purchase Plan" at page 26.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 30.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 22.

                                 FUND EXPENSES

                                 CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                 --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................       5%                     None                          None                   None
    Maximum Sales Load Imposed
     on Reinvested Dividends....      None                    None                          None                   None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None         5% during the first year,       1% on redemptions made          None
                                                  decreasing by 1% annually to   within one year of purchase
                                                   1% in the fifth and sixth
                                                 years and 0% the seventh year*
    Redemption Fees.............      None                    None                          None                   None
    Exchange Fee................      None                    None                          None                   None


                                           CLASS A      CLASS B      CLASS C      CLASS Z
                                            SHARES       SHARES       SHARES       SHARES
                                           --------     --------     --------     --------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................        .65%         .65%         .65%         .65%
    12b-1 Fees (After Reduction).......        .25++       1.00         1.00          None
    Other Expenses.....................        .29          .29          .29          .29
                                               ---          ---          ---          ---
    Total Fund Operating Expenses
     (After Reduction).................       1.19%        1.94%        1.94%         .94%
                                               ---          ---          ---          ---
                                               ---          ---          ---          ---



                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  62   $   86   $  112   $   187
    Class B............................  $  70   $   91   $  115   $   198
    Class C............................  $  30   $   61   $  105   $   226
    Class Z............................  $  10   $   30   $   52   $   115
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  62   $   86   $  112   $   187
    Class B............................  $  20   $   61   $  105   $   198
    Class C............................  $  20   $   61   $  105   $   226
    Class Z............................  $  10   $   30   $   52   $   115



   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Fund's fiscal year ended July 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

   ---------------------

    * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder
      Guide--Conversion Feature--Class B Shares."


    + Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



   ++ Although the Class A Distribution and Service Plan provides that the
      Fund may pay a distribution fee of up to .30 of 1% of the average daily net assets of the Class A shares of the Fund, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses without such limitation would be 1.24%.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)


  The following financial highlights for the two years ended July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended July 31, 1996, have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                    -------------------------------------------------------------------------
                                                      1998      1997      1996      1995     1994     1993     1992     1991
                                                    --------  --------  --------  --------  -------  -------  -------  ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  14.01  $  11.85  $  12.04  $  11.12  $ 11.75  $ 11.00  $ 10.73  $10.23
                                                    --------  --------  --------  --------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .33       .34       .31       .34      .33      .43      .44     .44
Net realized and unrealized gain (loss) on
  investment transactions.........................       .29      2.96       .28      1.11     (.05)    1.16      .81     .73
                                                    --------  --------  --------  --------  -------  -------  -------  ------
  Total from investment operations................       .62      3.30       .59      1.45      .28     1.59     1.25    1.17
                                                    --------  --------  --------  --------  -------  -------  -------  ------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.34)     (.36)     (.29)     (.33)    (.37)    (.37)    (.44)   (.44)
Distributions from net realized gains on
  investment and foreign currency transactions....     (1.66)     (.78)     (.49)     (.20)    (.54)    (.47)    (.54)   (.23)
                                                    --------  --------  --------  --------  -------  -------  -------  ------
  Total distributions.............................     (2.00)    (1.14)     (.78)     (.53)    (.91)    (.84)    (.98)   (.67)
                                                    --------  --------  --------  --------  -------  -------  -------  ------
Net asset value, end of period....................  $  12.63  $  14.01  $  11.85  $  12.04  $ 11.12  $ 11.75  $ 11.00  $10.73
                                                    --------  --------  --------  --------  -------  -------  -------  ------
                                                    --------  --------  --------  --------  -------  -------  -------  ------

TOTAL RETURN (c):.................................      5.05%    29.09%     4.89%    13.67%    2.39%   15.15%   12.29%  11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $485,690  $497,461  $262,096  $119,829  $37,512  $22,605  $10,944  $4,408
Average net assets (000)..........................  $493,828  $306,717  $246,609  $ 69,754  $29,875  $15,392  $ 7,103  $2,747
Ratios to average net assets:
  Expenses, including distribution fees...........      1.19%     1.17%     1.20%     1.22%    1.23%    1.17%    1.29%   1.38%
  Expenses, excluding distribution fees...........       .94%      .92%      .95%      .97%    1.00%     .97%    1.09%   1.18%
  Net investment income...........................      2.51%     2.84%     2.53%     2.90%    2.84%    3.88%    3.97%   4.44%
Portfolio turnover rate...........................       144%      140%       97%      201%     108%      83%     105%    137%


                                                    JANUARY 22,
                                                     1990 (a)
                                                      THROUGH
                                                     JULY 31,
                                                       1990
                                                    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $ 9.83
                                                    -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .26
Net realized and unrealized gain (loss) on
  investment transactions.........................       .38
                                                    -----------
  Total from investment operations................       .64
                                                    -----------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.24)
Distributions from net realized gains on
  investment and foreign currency transactions....        --
                                                    -----------
  Total distributions.............................      (.24)
                                                    -----------
Net asset value, end of period....................    $10.23
                                                    -----------
                                                    -----------
TOTAL RETURN (c):.................................      6.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................    $1,944
Average net assets (000)..........................    $1,047
Ratios to average net assets:
  Expenses, including distribution fees...........      1.29%(b)
  Expenses, excluding distribution fees...........      1.09%(b)
  Net investment income...........................      5.04%(b)
Portfolio turnover rate...........................       106%


-----------------
   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)


  The following financial highlights for the two years ended July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended July 31, 1996, have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                         CLASS B
                            --------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,
                            --------------------------------------------------------------------------------------------------
                              1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of year.................  $  13.96  $  11.80  $  12.00  $  11.09  $  11.72  $  10.98  $  10.71  $  10.22  $  10.21  $   9.43
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.....       .24       .26       .21       .26       .24       .34       .35       .36       .45       .52
Net realized and
  unrealized gain (loss)
  on investment
  transactions............       .27      2.95       .28      1.10      (.05)     1.16       .82       .73       .18       .73
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
  operations..............       .51      3.21       .49      1.36       .19      1.50      1.17      1.09       .63      1.25
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net
  investment income.......      (.24)     (.27)     (.20)     (.25)     (.28)     (.29)     (.36)     (.37)     (.52)     (.47)
Distributions from net
  realized gains on
  investment and foreign
  currency transactions...     (1.66)     (.78)     (.49)     (.20)     (.54)     (.47)     (.54)     (.23)     (.10)       --
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions.....     (1.90)    (1.05)     (.69)     (.45)     (.82)     (.76)     (.90)     (.60)     (.62)     (.47)
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year....................  $  12.57  $  13.96  $  11.80  $  12.00  $  11.09  $  11.72  $  10.98  $  10.71  $  10.22  $  10.21
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL RETURN (a):.........      4.28%    28.24%     4.05%    12.79%     1.61%    14.27%    11.48%    11.13%     6.44%    13.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)...................  $533,354  $625,715  $420,465  $392,291  $445,609  $321,831  $225,995  $162,281  $154,917  $132,631
Average net assets
  (000)...................  $578,432  $431,425  $437,792  $409,419  $392,133  $267,340  $189,358  $149,907  $143,241  $139,009
Ratios to average net
  assets:
  Expenses, including
   distribution fees......      1.94%     1.92%     1.95%     1.97%     2.00%     1.97%     2.09%     2.16%     2.07%     2.09%
  Expenses, excluding
   distribution fees......       .94%      .92%      .95%      .97%     1.00%      .97%     1.09%     1.16%     1.08%     1.08%
  Net investment income...      1.76%     2.09%     1.78%     2.34%     2.08%     3.04%     3.25%     3.55%     4.42%     5.47%
Portfolio turnover rate...       144%      140%       97%      201%      108%       83%      105%      137%      106%      137%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)


  The following financial highlights for the two years ended July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the year ended July 31, 1996 and the period from August 1, 1994 through July 31, 1995, have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                               CLASS C
                                                    -------------------------------------------------------------
                                                                                                      AUGUST 1,
                                                                 YEAR ENDED JULY 31,                  1994 (a)
                                                    ---------------------------------------------      THROUGH
                                                        1998            1997            1996        JULY 31, 1995
                                                    -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $13.96          $11.80          $12.00          $11.12
                                                       ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................        .24             .26             .21             .21
Net realized and unrealized gain on investment
  transactions....................................        .27            2.95             .28            1.12
                                                       ------          ------          ------          ------
  Total from investment operations................        .51            3.21             .49            1.33
                                                       ------          ------          ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income..............       (.24)           (.27)           (.20)           (.25)
Distributions from net realized gains on
  investment and foreign currency transactions....      (1.66)           (.78)           (.49)           (.20)
                                                       ------          ------          ------          ------
  Total distributions.............................      (1.90)          (1.05)           (.69)           (.45)
                                                       ------          ------          ------          ------
Net asset value, end of period....................     $12.57          $13.96          $11.80          $12.00
                                                       ------          ------          ------          ------
                                                       ------          ------          ------          ------
TOTAL RETURN (c):.................................       4.28%          28.24%           4.05%          12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $9,201          $7,023          $3,525          $3,046
Average net assets (000)..........................     $8,175          $4,790          $2,444          $  920
Ratios to average net assets:
  Expenses, including distribution fees...........       1.94%           1.92%           1.95%           2.04%(b)
  Expenses, excluding distribution fees...........        .94%            .92%            .95%           1.04%(b)
  Net investment income...........................       1.76%           2.09%           1.78%           2.20%(b)
Portfolio turnover rate...........................        144%            140%             97%            201%


---------------
   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)


  The following financial highlights for the two years ended July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the period from March 1, 1996 through July 31, 1996, have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                       CLASS Z
                                                    ---------------------------------------------
                                                             YEAR ENDED               MARCH 1,
                                                              JULY 31,                1996 (a)
                                                    -----------------------------      THROUGH
                                                        1998            1997        JULY 31, 1996
                                                    -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  14.01        $  11.85         $12.16
                                                    -------------   -------------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .37             .46            .13
Net realized and unrealized gain on investment
  transactions....................................         .29            2.87           (.28)
                                                    -------------   -------------      ------
  Total from investment operations................         .66            3.33           (.15)
                                                    -------------   -------------      ------
LESS DISTRIBUTIONS
Dividends from net investment income..............        (.37)           (.39)          (.16)
Distributions from net realized gains on
  investment and foreign currency transactions....       (1.66)           (.78)            --
                                                    -------------   -------------      ------
  Total distributions.............................       (2.03)          (1.17)          (.16)
                                                    -------------   -------------      ------
Net asset value, end of period....................    $  12.64        $  14.01         $11.85
                                                    -------------   -------------      ------
                                                    -------------   -------------      ------
TOTAL RETURN (b):.................................        5.37%          29.39%         (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................    $131,671        $129,459         $4,015
Average net assets (000)..........................    $128,358        $ 99,391         $4,217
Ratios to average net assets:
  Expenses, including distribution fees...........         .94%            .92%           .95%(c)
  Expenses, excluding distribution fees...........         .94%            .92%           .95%(c)
  Net investment income...........................        2.76%           3.12%          2.72%(c)
Portfolio turnover rate...........................         144%            140%            97%


---------------
   (a)  Commencement of offering of Class Z shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS TO ACHIEVE A HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH MODERATE RISK. THERE CAN BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF THE FUND THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE FUND PURSUES ITS OBJECTIVE THROUGH THE INVESTMENT POLICIES DESCRIBED BELOW. THE FUND WILL SEEK TO ACHIEVE ITS OBJECTIVE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES (INCLUDING SECURITIES CONVERTIBLE INTO EQUITY SECURITIES), DEBT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. THE FUND WILL BE SUBJECT TO MODERATE RISK, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER. AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY. The following table summarizes the types of investments in which the Fund may invest under normal circumstances in seeking to achieve its objective:

EQUITY SECURITIES
--------------------------
Type of issuer              Common stock and common stock equivalents of major, established companies AND smaller, faster growing companies


DEBT SECURITIES
--------------------------
Quality                     Investment grade debt securities AND up to 25% of its assets in debt securities rated below investment grade

Percent of Fund's assets    At least 25% of its assets in fixed-income senior securities

Average duration            10 years or less; weighted average maturity will exceed the average duration

  The Fund's investment adviser determines the allocation of assets among the different investment vehicles available (asset mix) to the Fund on a regular basis (at least monthly). The determination of asset mix will result in decisions with respect to: (1) the proportion of investments among the various financial instruments available (money market instruments, bonds and other indebtedness and equity securities, including convertible securities); (2) the distribution of debt securities among short, intermediate and long-term maturities; and (3) the distribution of equity and convertible securities between those of major, established companies and those of smaller, faster growing companies, the prices of which are typically more volatile. The determination of asset mix for the Fund is based on technical, qualitative and fundamental analyses and forecasts made by the investment adviser, prevailing interest rates and general economic factors. In addition, the investment adviser considers the risk objective of the Fund in making asset mix determinations.

  Equity securities of smaller companies are generally subject to a greater degree of risk and price volatility than those of major companies. Lower-rated debt securities, as well as debt securities with longer maturities or with a longer duration, typically provide a higher return and are subject to a greater degree of risk of loss and price volatility than higher-rated securities and securities with shorter maturities or a shorter duration. A more complete description of the Fund's investment policies is set forth below.

  THE FUND WILL INVEST IN A DIVERSIFIED PORTFOLIO COMPRISED GENERALLY OF EQUITY SECURITIES, DEBT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The specific asset mix of the Fund will be determined by the Fund's investment adviser. Under normal circumstances, the Fund will maintain at least 25% of the value of its assets in fixed-income securities. There is no other limitation on the percentage of assets invested in the various investment categories (money market instruments, debt obligations and equity securities).


  EQUITY AND EQUITY RELATED SECURITIES. THE EQUITY SECURITIES IN WHICH THE FUND WILL PRIMARILY INVEST ARE COMMON STOCKS OF MAJOR, ESTABLISHED CORPORATIONS WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, HAVE PROSPECTS OF PRICE APPRECIATION GREATER THAN THAT OF THE S&P 500 STOCK INDEX. In addition, the Fund may invest in common stocks and common stock equivalents of smaller, faster growing companies. The Fund may invest in equity related securities including common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts
(ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. See "Convertible Securities" below.


  IN PURSUIT OF ITS INVESTMENT OBJECTIVE, THE FUND MAY (I) INVEST IN CONVERTIBLE SECURITIES, (II) PURCHASE AND WRITE (I.E., SELL) OPTIONS ON EQUITY SECURITIES AND STOCK INDICES FOR HEDGING PURPOSES AND TO REALIZE INCOME, (III) PURCHASE AND SELL FINANCIAL AND STOCK INDEX FUTURES CONTRACTS AND PURCHASE AND WRITE (I.E.,
SELL) OPTIONS THEREON FOR HEDGING PURPOSES OR, WITH RESPECT TO WRITING OPTIONS ON FUTURES CONTRACTS, TO REALIZE A GREATER RETURN, (IV) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, (V) MAKE SHORT SALES AGAINST-THE-BOX,
(VI) INVEST IN FOREIGN SECURITIES AND (VII) ENTER INTO REPURCHASE AGREEMENTS.

  CONVERTIBLE SECURITIES. THE FUND MAY INVEST IN PREFERRED STOCKS OR DEBT SECURITIES THAT EITHER HAVE WARRANTS ATTACHED OR ARE OTHERWISE CONVERTIBLE INTO COMMON STOCKS. A convertible security is typically a corporate bond (or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stock which is technically an equity security.

  In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  DEBT OBLIGATIONS. IN ADDITION TO MONEY MARKET INSTRUMENTS DESCRIBED BELOW, THE FUND MAY INVEST IN LONGER-TERM DEBT SECURITIES. It is anticipated that the average duration of the debt securities held by the Fund will not exceed 10 years. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed or callable bond, EXPECTED to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that the average duration will at all times be achieved by the Fund.

  Debt securities acquired by the Fund will generally be rated at the time of purchase within the four highest categories determined by Standard & Poor's Ratings Group (S&P), Moody's Investors Service, Inc. (Moody's) or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if not rated, be of comparable quality in the opinion of the investment adviser. However, the Fund may invest up to 25% of its total assets in securities rated at the time of purchase BB or Ba or lower by S&P or Moody's, respectively (or comparably rated by another NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser, all of which are commonly known as "junk bonds." See "Risks of Investing in High Yield Securities" below.

  THE FUND MAY ALSO INVEST IN OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES. These securities include U.S. Treasury obligations (including bills, notes and bonds) and securities issued or guaranteed by U.S. Government agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or by U.S. Government instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank). Except for U.S. Treasury securities, these obligations, even those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitments.

  THE FUND MAY INVEST IN MORTGAGE-BACKED SECURITIES INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of interest and principal of these securities; however, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio containing high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

  THE FUND MAY ALSO INVEST IN ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  MONEY MARKET INSTRUMENTS. The Fund may invest in the following money market instruments generally maturing in 13 months or less:

        1. U.S. Treasury bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States.

        3. Commercial paper, variable amount demand master notes, bills, notes, funding agreements and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in 13 months or less, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by S&P or A or Prime-2 by Moody's, or comparably rated by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P, or A or Prime-2 by Moody's, or comparably rated by another NRSRO. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph (2) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's investment adviser under the supervision of the Fund's Trustees.


  FOREIGN SECURITIES. THE FUND MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN FOREIGN EQUITY AND DEBT SECURITIES AND MONEY MARKET INSTRUMENTS. For purposes of this limitation, ADRs, ADSs, Yankee bonds (I.E., U.S. dollar denominated bonds issued by foreign companies in the United States) and global bonds which are U.S. dollar denominated are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities or quality.


  INVESTING IN SECURITIES OF FOREIGN COMPANIES AND COUNTRIES INVOLVES CERTAIN CONSIDERATIONS AND RISKS WHICH ARE NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES AND SECURITIES OF DOMESTIC COMPANIES. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. Government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

  To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

  There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

  RISKS OF INVESTING IN HIGH YIELD SECURITIES

  Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BB or Ba or lower by S&P or Moody's, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The prices of debt securities vary inversely with interest rates. In addition, lower-rated debt obligations typically provide a higher yield than higher-rated obligations of similar maturity. However, lower-rated obligations are also subject to a greater degree of risk with respect to the ability of the issuer to meet the principal and interest payments on the obligations and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer. A description of security ratings is contained in Appendix A.

  FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. See "Investment Objective and Policies--Risk Factors Relating to High Yield Securities" in the Statement of Additional Information.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THESE STRATEGIES CURRENTLY INCLUDE THE USE OF OPTIONS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS AND OPTIONS THEREON. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. These options will be on equity securities, financial indices (E.G., S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Risks of Transactions in Options" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objective and Policies--Options on Stock Indices" in the Statement of Additional Information.


  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency

(cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.


  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING OR RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and options thereon will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.


  THE FUND MAY NOT PURCHASE OR SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR RETURN ENHANCEMENT OR RISK MANAGEMENT PURPOSES IF, IMMEDIATELY THEREAFTER, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE FUND'S FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE MARKET VALUE OF THE FUND'S TOTAL ASSETS. ALTHOUGH THERE ARE NO OTHER LIMITS APPLICABLE TO FUTURES CONTRACTS AND OPTIONS THEREON, THE VALUE OF ALL FUTURES CONTRACTS AND OPTIONS THEREON SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE FUND.


  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND INTEREST RATES AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect, and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.


  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES



  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


  SHORT SALES AGAINST-THE-BOX


  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.


  INTEREST RATE SWAPS

  The Fund may enter into interest rate swap transactions with respect to up to 5% of its total assets. Interest rate swaps are used to hedge the value of existing portfolio assets or assets the Fund intends to acquire. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of floating-rate payments for fixed-rate payments). The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund uses its interest rate swaps for hedging purposes and not as a speculative investment.

  REPURCHASE AGREEMENTS


  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING


  The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

  ILLIQUID SECURITIES


  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



  SECURITIES LENDING



  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equivalent to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 33% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.


  PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is not expected to exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended July 31, 1998, total expenses as a percentage of average net assets were 1.19%, 1.94%, 1.94% and .94% of the Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. PIFM is organized in New York as a limited liability company. For the fiscal year ended July 31, 1998, the Fund paid management fees to PIFM of .65 of 1% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.



  As of August 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $66 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The Fund is managed by Warren Spitz, Jeff Rose, CFA and Barbara Kenworthy. Messrs. Rose and Spitz have had responsibility for the day-to-day management of the equity portion of the Fund since July 1997 and March 1998, respectively. Mr. Spitz is a Managing Director of PI and has been employed by PI as a portfolio manager since 1987. He also serves as the portfolio manager of Prudential Equity Income Fund (since 1988) and Prudential Series Fund -- Conservative Balanced Portfolio, Equity Income Portfolio and Flexible Managed Portfolio. Mr. Rose is a Vice President and Portfolio Manager of PI. He joined PI in June 1994 as an equity analyst. Prior thereto, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992-June 1994). He also serves as a portfolio manager of Prudential Gibraltar Fund, a variable annuity. Ms. Kenworthy, a Managing Director of PI, has had responsibility for the day-to-day management of the bond portion of the Fund since July 1997. She also serves as a portfolio manager of Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust (Short-Intermediate Term Series) and Prudential Mortgage Income Fund, Inc. and has over 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield bonds.



  Mr. Spitz utilizes a "value" investing style in managing a portion of the equity investments of the Fund. Value investing is a disciplined approach that attempts to identify companies whose stock is selling at a discount from its perceived true worth. Mr. Spitz seeks to invest in companies that, in his view, have the potential to produce both above-average earnings and dividend growth over the long term. He seeks to invest in securities at prices that, in his view, are temporarily low relative to the company's earnings, assets, cash flow and dividends. In making his equity investments, Mr. Rose uses a "growth" investing style. Growth investing identifies mid-sized and large companies experiencing superior absolute and relative earnings growth. Earnings stability and confidence in earnings forecasts are important parts of the selection process. In considering a stock for ownership, Mr. Rose considers price/earnings ratios relative to the market as well as the companies' histories. In addition, he seeks companies that are experiencing some or all of the following: high sales growth, high unit growth, improving profitability and a strong balance sheet. These companies generally trade at high prices relative to their current earnings. With respect to fixed-income securities, Ms. Kenworthy generally focuses on issues with a potential for total return, selecting securities that, in her opinion, compare favorably in terms of price and yield relative to maturity.


  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as the distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE FUND. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE

CLASS B AND CLASS C SHARES OF THE FUND. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and
(ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives CDSCs from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended July 31, 1998, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fee for the Class A shares as described under "Distributor." Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.



PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE FUND TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND

CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which own mostly passive assets or derive 75% or more of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The maximum federal long-term capital gains rate for individual shareholders for securities held more than one year is 20% and the maximum statutory federal income tax rate for ordinary income is 39.6%. The maximum statutory federal long-term capital gains rate for corporate shareholders currently is 35%.


  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.


  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.



  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers to the IRS on Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, QUARTERLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.



  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY WHICH WAS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS ON FEBRUARY 23, 1987 AS AN UNINCORPORATED BUSINESS TRUST, A FORM OF ORGANIZATION THAT IS COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. THE FUND WAS FORMERLY KNOWN AS THE BALANCED PORTFOLIO OF PRUDENTIAL ALLOCATION FUND. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF SEPARATE SERIES OR PORTFOLIOS, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights or any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes of shares within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."



  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  Application forms can be obtained from the Transfer Agent or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Balanced Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Balanced Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                        (AS A % OF AVERAGE DAILY
                        SALES CHARGE                           NET ASSETS)                        OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 5%    .30 of 1% (Currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .25 of 1%)               reduced for certain purchases

CLASS B      Maximum CDSC of 5% of the lesser of   1%                                    Shares convert to Class A shares
             the amount invested or the                                                  approximately seven years after
             redemption proceeds; declines to                                            purchase
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1%                                    Shares do not convert to another
             the amount invested or the                                                  class
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $25,000              5.00%             5.26%              4.75%
          $25,000 to $49,999             4.50              4.71               4.25
          $50,000 to $99,999             4.00              4.17               3.75
          $100,000 to $249,999           3.25              3.36               3.00
          $250,000 to $499,999           2.50              2.56               2.40
          $500,000 to $999,999           2.00              2.04               1.90
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan

(Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.


  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons which sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vi) employees of Prudential or Prudential Securities who participate in an employer-sponsored employee savings plan and
(vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION

REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                       CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE           OF DOLLARS INVESTED OR
          PAYMENT MADE                    REDEMPTION PROCEEDS
          -------------------          -------------------------
          First..............                     5.0%
          Second.............                     4.0%
          Third..............                     3.0%
          Fourth.............                     2.0%
          Fifth..............                     1.0%
          Sixth..............                     1.0%
          Seventh............                    None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES



  PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans for which Prudential provides administrative or recordkeeping services that participate in the PruArray Plan.


CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or

Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."


  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS


  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


  Prime-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.

  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  Prime-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS


  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Global Genesis Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.


- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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FUND HIGHLIGHTS.............................................................    2
  What are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Hedging and Return Enhancement Strategies.................................   13
  Other Investments and Policies............................................   16
  Investment Restrictions...................................................   17
HOW THE FUND IS MANAGED.....................................................   18
  Manager...................................................................   18
  Distributor...............................................................   19
  Fee Waivers and Subsidy...................................................   20
  Portfolio Transactions....................................................   20
  Custodian and Transfer and Dividend Disbursing Agent......................   20
  Year 2000.................................................................   21
HOW THE FUND VALUES ITS SHARES..............................................   21
HOW THE FUND CALCULATES PERFORMANCE.........................................   21
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   22
GENERAL INFORMATION.........................................................   24
  Description of Shares.....................................................   24
  Additional Information....................................................   25
SHAREHOLDER GUIDE...........................................................   25
  How to Buy Shares of the Fund.............................................   25
  Alternative Purchase Plan.................................................   26
  How to Sell Your Shares...................................................   30
  Conversion Feature--Class B Shares........................................   34
  How to Exchange Your Shares...............................................   35
  Shareholder Services......................................................   36
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------

MF134A

                                       Class A:    74431M-10-5
                                       Class B:    74431M-20-4
               CUSIP Nos.:             Class C:    74431M-30-3
                                       Class Z:    74431M-40-2


PRUDENTIAL
BALANCED
FUND



                         PROSPECTUS
September 29, 1998
www.prudential.com


           ------------------

         [LOGO]

                            PRUDENTIAL BALANCED FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 29, 1998


    Prudential Balanced Fund (the Fund) is an open-end, diversified, management investment company. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund will seek to achieve its objective by investing in a diversified portfolio of equity securities (including securities convertible into equity securities), debt obligations and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 29, 1998, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----  ---------------
General Information......................................  B-2          24
Investment Objective and Policies........................  B-2           9
Investment Restrictions..................................  B-11         17
Trustees and Officers....................................  B-12         18
Manager..................................................  B-16         18
Distributor..............................................  B-17         19
Portfolio Transactions and Brokerage.....................  B-19         20
Purchase and Redemption of Fund Shares...................  B-20         25
Shareholder Investment Account...........................  B-24         36
Net Asset Value..........................................  B-27         21
Taxes, Dividends and Distributions.......................  B-28         22
Performance Information..................................  B-30         21
Organization and Capitalization..........................  B-32         24
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants.................................  B-32         20
Financial Statements.....................................  B-34         --
Report of Independent Accountants........................  B-49         --
Appendix I--General Investment Information...............  I-1          --
Appendix II--Historical Performance Data.................  II-1         --
Appendix III--Information Relating to Prudential.........  III-1        --



--------------------------------------------------------------------------------

MF134B

                              GENERAL INFORMATION

    On February 8, 1994, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential FlexiFund to Prudential Allocation Fund, effective August 1, 1994. On May 3, 1995, the Trustees approved a change in the name of the Conservatively Managed Portfolio to the Balanced Portfolio, effective September 29, 1995. On July 18, 1997, shareholders of the Strategy Portfolio approved a proposal to exchange the assets and liabilities of the Strategy Portfolio for shares of the Balanced Portfolio of the Fund. On July 25, 1997, shareholders of the Strategy Portfolio became shareholders of the Balanced Portfolio. The Strategy Portfolio was terminated effective with the closing of the reorganization. Effective July 25, 1997, Prudential Allocation Fund (Balanced Portfolio) changed its name to Prudential Balanced Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund will seek to achieve its objective by investing in a diversified portfolio of equity securities, debt obligations and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" in the Prospectus.

RISKS OF TRANSACTIONS IN OPTIONS

    The Fund will write (I.E., sell) covered call options only on equity securities, on stock indices which are traded on a securities exchange or which are listed on NASDAQ or in the over-the-counter market, on currencies and on futures contracts which are traded on an exchange or board of trade. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. The Fund will write covered call options for hedging purposes and to augment its income.

    So long as the obligation of the writer of the call continues, the writer may be assigned an exercise notice. The exercise notice would require the writer of a call option to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (the OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES


    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.



    If the Fund has written an option on an industry or market segment index, it will so segregate with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.



    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Fund's Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.


RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Investment Objective and Policies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the "covering" positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."


    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks involved in the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. If the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts or options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. In addition, a Fund may not enter into futures contracts or options thereon if the sum of initial and variation margin on outstanding futures contracts, together with the premium paid on outstanding options, exceeds 20% of the Fund's total assets. The Fund will use futures and options thereon in a manner consistent with these requirements.



    If the Fund maintains a short position in a futures contract, it will cover this position by segregating cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.



    In addition, if the Fund holds a long position in a futures contract, it will segregate with its Custodian cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high as or higher than the price of the contract held by the Fund.


    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Fund's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bills, Notes and Bonds and on the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS, FUTURES AND OPTIONS THEREON

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISK FACTORS RELATING TO HIGH YIELD SECURITIES

    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund and increasing the exposure of the Fund to the risks of high yield securities.

MORTGAGE-RELATED SECURITIES

    The Fund may also invest in Collateralized Mortgage Obligations (CMOs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes.

    The Fund may also invest in Real Estate Mortgage Investment Conduits (REMICs). An issuer of REMICs may be a trust, partnership, corporation, association, segregated pool of mortgages, or agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests" some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. As of January 1, 1992, if a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it is taxed at the entity level as a corporation.


    Certain issuers of CMOs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a Rule adopted by the Securities and Exchange Commission (the Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by an investment company in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain qualifying CMOs, which cannot or do not rely on the rule, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


INTEREST RATE SWAPS

    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser were incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. The Fund will invest in foreign banks and foreign branches of U.S. banks only if, after giving effect to such investment, all such investments would constitute less than 10% of such Fund's total assets (taken at current value). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

    The Fund may also invest in money market instruments that are guaranteed by an insurance company or other non-bank entity. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided further that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.


    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to puchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 5% of its total assets in securities of other registered investment companies. The Fund does not intend to invest in such securities during the coming year. If the Fund does invest in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

SEGREGATED ASSETS



    When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.


PORTFOLIO TURNOVER


    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended July 31, 1997 and 1998 were 140% and 144%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" of the Fund, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or options thereon is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position, except short sales against-the-box.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of forward foreign currency exchange contracts and collateral arrangements relating thereto, the purchase and sale of options, financial futures contracts, options on such contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's assets, more than 5% of the total assets of the Fund (determined at the time of investment) would then be invested in securities of a single issuer or (ii) more than 25% of the total assets of the Fund (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Portfolio may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

     7. Buy or sell real estate or interests in real estate, except that it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     8. Buy or sell commodities or commodity contracts, except that it may purchase and sell futures contracts and options thereon. (For purposes of this restriction, a forward foreign currency exchange contract is not deemed to be a commodity or commodity contract.)

     9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS


                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Edward D. Beach (73)                    Trustee          President and Director of BMC Fund, Inc., a closed-end
                                                          investment company; formerly Vice Chairman of Broyhill
                                                          Furniture Industries, Inc.; Certified Public Accountant;
                                                          Secretary and Treasurer of Broyhill Family Foundation, Inc.;
                                                          Member of the Board of Trustees of Mars Hill College;
                                                          Director of The High Yield Income Fund, Inc.

Delayne Dedrick Gold (59)               Trustee          Marketing and Management Consultant; Director of The High
                                                          Yield Income Fund, Inc.

*Robert F. Gunia (51)                   Trustee          Vice President (since September 1997) of Prudential
                                                          Investments; Executive Vice President and Treasurer (since
                                                          December 1996) of Prudential Investments Fund Management LLC
                                                          (PIFM); Senior Vice President (since March 1987) of
                                                          Prudential Securities Incorporated (Prudential Securities);
                                                          formerly Chief Adminstrative Officer (July 1990-September
                                                          1996), Director (January 1989-September 1996) and Executive
                                                          Vice President, Treasurer and Chief Financial Officer (June
                                                          1987-September 1996) of Prudential Mutual Fund Management,
                                                          Inc.; Vice President and Director of The Asia Pacific Fund,
                                                          Inc. (since May 1989); Director of The High Yield Income
                                                          Fund, Inc.

Douglas H. McCorkindale (58)            Trustee          Vice Chairman (since March 1984) and President (since
                                                          September 1997) of Gannett Co. Inc. (publishing and media);
                                                          Director of Continental Airlines, Inc., Gannett Co. Inc. and
                                                          Frontier Corporation.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
*Mendel A. Melzer, CFA (38)             Trustee          Chief Investment Officer (since October 1996) of Prudential
751 Broad St.                                             Mutual Funds; formerly Chief Financial Officer (November
Newark, NJ 07102                                          1995-September 1996) of Prudential Investments, Senior Vice
                                                          President and Chief Financial Officer (April 1993-November
                                                          1995) of Prudential Preferred Financial Services, Managing
                                                          Director (April 1991-April 1993) of Prudential Investment
                                                          Advisors and Senior Vice President (July 1989-April 1991) of
                                                          Prudential Capital Corporation; Chairman and Director of
                                                          Prudential Series Fund, Inc.; Director of The High Yield
                                                          Income Fund, Inc.

Thomas T. Mooney (56)                   Trustee          President of the Greater Rochester Metro Chamber of Commerce;
                                                          formerly Rochester City Manager; Trustee of Center for
                                                          Governmental Research, Inc.; Director of Blue Cross of
                                                          Rochester, The Business Council of New York State, Monroe
                                                          County Water Authority, Rochester Jobs, Inc., Executive
                                                          Service Corps of Rochester, Monroe County Industrial
                                                          Development Corporation, Northeast Midwest Institute and The
                                                          High Yield Income Fund, Inc.; President, Director and
                                                          Treasurer of First Financial Fund, Inc. and The High Yield
                                                          Plus Fund, Inc.

Stephen P. Munn (55)                    Trustee          Chairman (since January 1994), Director and President (since
                                                          1988) and Chief Executive Officer (1988-December 1993) of
                                                          Carlisle Companies Incorporated (manufacturer of industrial products).

*Richard A. Redeker (54)         President and Trustee   Employee of Prudential Investments; formerly President, Chief
751 Broad St.                                             Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                          Prudential Mutual Fund Management, Inc., Executive Vice
                                                          President, Director and Member of Operating Committee
                                                          (October 1993-September 1996), Prudential Securities,
                                                          Director (October 1993-September 1996) of Prudential
                                                          Securities Group, Inc., Executive Vice President (January
                                                          1994-September 1996), The Prudential Investment Corporation,
                                                          Director (January 1994-September 1996), Prudential Mutual
                                                          Fund Distributors, Inc. and Prudential Mutual Fund Services,
                                                          Inc. and Senior Executive Vice President and Director of
                                                          Kemper Financial Services, Inc. (September 1978-September
                                                          1993); President and Director of The High Yield Income Fund,
                                                          Inc.

Robin B. Smith (58)                     Trustee          Chairman and Chief Executive Officer (since August 1996) of
                                                          Publishers Clearing House; formerly President and Chief
                                                          Executive Officer (January 1988-August 1996) and President
                                                          and Chief Operating Officer (September 1981-December 1988) of
                                                          Publishers Clearing House; Director of BellSouth Corporation,
                                                          Texaco Inc., Spring Industries Inc. and Kmart Corporation.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Louis A. Weil, III (57)                 Trustee          Publisher and Chief Executive Officer (since January 1996) and
                                                          Director (since September 1991) of Central Newspapers Inc.;
                                                          Chairman of the Board (since January 1996), Publisher and
                                                          Chief Executive Officer (August 1991-December 1995), Phoenix
                                                          Newspapers, Inc.; formerly Publisher of Time Magazine (May
                                                          1989-March 1991), President, Publisher and Chief Executive
                                                          Officer of The Detroit News (February 1986-August 1989) and
                                                          member of the Advisory Board, Chase Manhattan
                                                          Bank--Westchester; Director of The High Yield Income Fund,
                                                          Inc.

Clay T. Whitehead (59)                  Trustee          President of National Exchange Inc. (new business development firm) (since May 1983).

S. Jane Rose (52)                      Secretary         Senior Vice President (since December 1996), PIFM; Senior Vice
                                                          President and Senior Counsel of Prudential Securities (since
                                                          July 1992); formerly Senior Vice President (January
                                                          1991-September 1996) and Senior Counsel (June 1987-September
                                                          1996) of Prudential Mutual Fund Management, Inc. and Vice
                                                          President and Associate General Counsel of Prudential
                                                          Securities.

Grace C. Torres (39)            Treasurer and Principal  First Vice President (since December 1996) of PIFM; First Vice
                                     Financial and        President (since March 1993) of Prudential Securities;
                                   Accounting Officer     formerly First Vice President (March 1994-September 1996),
                                                          Prudential Mutual Fund Management, Inc. and Vice President
                                                          (July 1989-March 1994) of Bankers Trust Corporation.

Stephen M. Ungerman (44)          Assistant Treasurer    Tax Director (since March 1996) of Prudential Investments;
                                                          formerly First Vice President of Prudential Mutual Fund
                                                          Management, Inc. (February 1993-September 1996).

Marguerite E. H. Morrison (42)    Assistant Secretary    Vice President (since December 1996) of PIFM; Vice President and Associate General Counsel (since September 1987) of
                                                          Prudential Securities; formerly Vice President and Associate
                                                          General Counsel (June 1991-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.


------------------------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.

** Unless otherwise stated, the address of the Trustees and officers is c/o
   Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.


    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM or the investment adviser annual compensation of $2,875 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.



    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.



    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.


                               COMPENSATION TABLE


                                                                                               TOTAL
                                                       PENSION OR                           COMPENSATION
                                                       RETIREMENT          ESTIMATED         FROM FUND
                                       AGGREGATE    BENEFITS ACCRUED        ANNUAL            AND FUND
                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON      COMPLEX PAID
        NAME AND POSITION              FROM FUND        EXPENSES          RETIREMENT        TO TRUSTEES
-----------------------------------  -------------  -----------------  -----------------  ----------------
Edward D. Beach--Trustee             $      2,875             None               N/A      $135,000(38/63)*
Delayne Dedrick Gold--Trustee        $      2,875             None               N/A      $135,000(38/63)*
Robert F. Gunia--Trustee+                 --                  None               N/A          None
Douglas H. McCorkindale--Trustee**   $      2,875             None               N/A      $ 70,000(20/35)*
Mendel A. Melzer--Trustee+                --                  None               N/A          None
Thomas T. Mooney--Trustee**          $      2,875             None               N/A      $115,000(31/64)*
Stephen P. Munn--Trustee             $      2,875             None               N/A      $ 45,000(15/21)*
Richard A. Redeker--Trustee+              --                  None               N/A          None
Robin B. Smith--Trustee**            $      2,875             None               N/A      $ 90,000(27/34)*
Louis A. Weil, III--Trustee          $      2,875             None               N/A      $ 90,000(26/50)*
Clay T. Whitehead--Trustee           $      2,875             None               N/A      $ 45,000(15/21)*

------------------------
* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.
** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.
+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Trustees, do not receive compensation from the Fund or any fund in the Fund Complex.



    As of September 15, 1998, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund. As of September 15, 1998, Prudential Employee Saving Pl, ATTN:
Dennis Pante, 71 Hanover Road, Florham Park, NJ 07932-1502, and Prudential Trust Company, FBO PRU-DC Trust Accounts, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791 were the beneficial owners of 6,989,890 and 2,320,255 Class Z shares of the Fund (67.3% and 22.3%, respectively).



    As of September 15, 1998, Prudential Securities was record holder for other beneficial owners of 15,553,343 Class A shares (or 40% of the outstanding Class A shares) of the Fund, 11,446,599 Class B shares (or 27.9% of the outstanding Class B shares) of the Fund, 254,971 Class C shares (or 33.6% of the outstanding Class C shares) and 62,754 Class Z shares (or .60% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $66 billion. According to the Investment Company Institute, as of March 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (State Street or the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.


    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 14, 1998 and by shareholders of the Fund on February 19, 1988.



    For the fiscal years ended July 31, 1998, 1997 and 1996, PIFM received management fees of $7,857,149, $7,666,065 and $6,838,104 on behalf of the Fund.



    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.



    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998, and by shareholders of the Fund on February 19, 1988.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the NASD maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On

May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans, as amended and restated, were approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 14, 1998. The Class A Plan, as previously amended, was approved by Class A and Class B shareholders of the Fund, and the Class B Plan, as previously amended, was approved by Class B shareholders of the Fund on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of the Fund on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS received payments of $1,127,146 and $107,424, respectively, on behalf of the Fund under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS also received approximately $323,000 and $36,000, respectively, on behalf of the Fund in initial sales charges.



    CLASS B PLAN. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS received $5,085,419 and $698,898, respectively, from the Fund under the Class B Plan and spent approximately $2,329,900 and $122,900, respectively, in distributing the Fund's Class B shares. It is estimated that of the latter amounts, approximately 1.7% ($42,700) was spent on printing and mailing of prospectuses to other than current shareholders; 57.0% ($1,396,900) was spent on compensation of Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 41.3% ($1,013,200) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (36.5% or $896,300) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (4.8% or $116,900). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS received approximately $730,300 and $89,700, respectively, in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS received $69,983 and $11,769, respectively, under the Class C Plan and spent approximately $101,900 and $10,400, respectively, in distributing Class C shares. It is estimated that of the latter amounts, approximately .8% ($900) was spent on printing and mailing of prospectuses to other than current shareholders; 14.9% ($16,700) was spent on commissions paid to or on account of representatives of Prusec and 84.3% ($94,700) on payments of commissions and account servicing fees to financial advisers.



    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended July 31, 1998, Prudential Securities and PIMS received approximately $4,300 and $700, respectively, in contingent deferred sales charges attributable to Class C shares.



    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 14, 1998.


NASD MAXIMUM SALES CHARGE RULE


    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.


    In the over-the-counter market, securities and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.


    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended July 31, 1998:



                                                                             FISCAL          FISCAL          FISCAL
                                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                          JULY 31, 1998   JULY 31, 1997   JULY 31, 1996
                                                                          -------------   -------------   -------------
Total brokerage commissions paid by the Fund............................   $  1,649,700    $  1,432,068    $  1,622,075
Total brokerage commissions paid to Prudential
 Securities.............................................................   $    103,450    $     77,615    $     83,991
Percentage of total brokerage commissions paid to Prudential
 Securities.............................................................           6.5%            5.4%            5.2%



    The Fund effected approximately 6.5% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended July 31, 1998. Of the total brokerage commissions paid during such period, $909,555 (or 67%) was paid to firms which provide research, statistical or other services to PIFM on behalf of the Fund. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES


    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at July 31, 1998, the maximum offering price of the Fund's shares is as follows:



CLASS A
  Net asset value and redemption price per Class A share.....       $12.63
  Maximum sales charge (5% of offering price)................          .66
                                                                    ------
  Maximum offering price.....................................       $13.29
                                                                    ------
                                                                    ------
CLASS B
  Net asset value, offering price and redemption price to
    public per Class B share*................................       $12.57
                                                                    ------
                                                                    ------
CLASS C
  Net asset value, offering price and redemption price to
    public per Class C share*................................       $12.57
                                                                    ------
                                                                    ------
CLASS Z
  Net asset value, offering price and redemption price to
    public per Class Z share.................................       $12.64
                                                                    ------
                                                                    ------

------------------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;


    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;



    (g) one or more employee benefits plans of a company controlled by an individual; and

    (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.



    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).



    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).



    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
Death                              A copy of the shareholder's death
                                   certificate or, in the case of a trust,
                                   a copy of the grantor's death
                                   certificate, plus a copy of the trust
                                   agreement identifying the grantor.
Disability - An individual         A copy of the Social Security
will be considered disabled if     Administration award letter or a letter
he or she is unable to engage      from a physician on the physician's
in any substantial gainful         letterhead stating that the shareholder
activity by reason of any          (or, in the case of a trust, the
medically determinable             grantor) is permanently disabled. The
physical or mental impairment      letter must also indicate the date of
which can be expected to           disability.
result in death or to be of
long-continued and indefinite
duration.
Distribution from an IRA or        A copy of the distribution form from the
403(b) Custodial Account           custodial firm indicating (i) the date
                                   of birth of the shareholder and (ii)
                                   that the shareholder is over age 59 1/2
                                   and is taking a normal
                                   distribution--signed by the shareholder.
Distribution from Retirement       A letter signed by the plan
Plan                               administrator/trustee indicating the
                                   reason for the distribution.
Excess Contributions               A letter from the shareholder (for an
                                   IRA) or the plan administrator/ trustee
                                   on company letterhead indicating the
                                   amount of the excess and whether or not
                                   taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                         CONTINGENT DEFERRED SALES CHARGE
                                        AS A PERCENTAGE OF DOLLARS INVESTED
                                              OR REDEMPTION PROCEEDS
                                      ---------------------------------------
YEAR SINCE PURCHASE                                               OVER $1
PAYMENT MADE                          $500,001 TO $1 MILLION      MILLION
-----------------------------------   ----------------------   --------------
First..............................            3.0%                 2.0%
Second.............................            2.0%                 1.0%
Third..............................            1.0%                   0%
Fourth and thereafter..............             0%                    0%


    You must notify the Transfer Agent, the Distributor or your Dealer at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.



    The following money market funds participate in the Class A exchange privilege:


       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:         $100,000     $150,000     $200,000     $250,000
--------------------------  -----------  -----------  -----------  -----------
25 Years..................   $     110    $     165    $     220    $     275
20 Years..................         176          264          352          440
15 Years..................         296          444          592          740
10 Years..................         555          833        1,110        1,388
5 Years...................       1,371        2,057        2,742        3,428

See "Automatic Investment Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)



    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.



    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.


SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.



    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."



    The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNT. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                          TAX-DEFERRED COMPOUNDING(1)
          CONTRIBUTIONS                          PERSONAL
          MADE OVER:                             SAVINGS        IRA
          ----------------------------------     --------     --------
          10 years..........................     $ 26,165     $ 31,291
          15 years..........................       44,675       58,649
          20 years..........................       68,109       98,846
          25 years..........................       97,780      157,909
          30 years..........................      135,346      244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.


    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.



    Qualification of the Fund as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without reduction for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.



    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Special rules will apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60 percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.


    The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in the Fund.


                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                        P(1+T)(to the power of n) = ERV

    Where: P = a hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total returns for the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended July 31, 1998 were -.20%, 9.48% and 10.97%, respectively. The average annual total returns for the Class B shares for the one year, five year, ten year and since inception (September 15, 1987) periods ended July 31, 1998 were -.72%, 9.65%, 10.58% and
9.38%, respectively. The average annual total returns for the Class C shares for the one year and since inception (August 1, 1994) periods ended July 31, 1998 were 3.28% and 11.86%, respectively. The average annual total returns for the Class Z shares for the one year and since inception (March 1, 1996) periods ended July 31, 1998 were 5.37% and 13.11%, respectively.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:
                                    ERV - P
                                    -------
                                       P
    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total returns for Class A shares for the one year, five year and since inception periods ended July 31, 1998 were 5.05%, 65.54% and 155.49%, respectively. The aggregate total returns for Class B shares for the one year, five year, ten year and since inception periods ended July 31, 1998 were 4.28%, 59.47%, 173.22% and 165.18%, respectively. The aggregate total returns for Class C shares for the one year and since inception periods ended July 31, 1998 were 4.28% and 56.53%, respectively. The aggregate total returns for the Class Z shares for the one year and since inception periods ended July 31, 1998 were 5.37% and 34.65%, respectively.


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)(to the power of 6) - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The 30-day yields for the period ended July 31, 1998 were 1.94% for the Class A shares of the Fund; 1.26% for the Class B shares of the Fund; 1.26% for the Class C shares of the Fund; and 2.27% for the Class Z shares of the Fund.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE
OVER THE LONG - TERM
   AVERAGE ANNUAL
       RETURNS
  1/1/26 - 12/31/97
                            Long-Term Govt.
Common Stocks                         Bonds  Inflation
11.0%                                  5.2%       3.1%


(1) Source: Ibbotson Associates. "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                        ORGANIZATION AND CAPITALIZATION

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for the obligations of the Fund, which is not the case with a corporation. The Fund believes that this risk is not material. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund does not intend to hold annual meetings of shareholders.

    The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, divided into separate classes. The Fund, for federal income tax and Massachusetts state law purposes, will constitute a trust which will be governed by the provisions of the Declaration of Trust. All shares of the Fund issued and outstanding are fully paid and nonassessable by the Fund. Shares of the Fund entitle their holders to one vote per share.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.


    The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that at all times at least a majority of the Trustees has been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended July 31, 1998, the Fund incurred fees of approximately $2,170,000 for the services of PMFS.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.2%
COMMON STOCKS--59.9%
------------------------------------------------------------
Advertising--0.6%
 121,000   Interpublic Group of Companies, Inc.     $   7,290,250
------------------------------------------------------------
Airlines--0.2%
 303,600   Trans World Airlines, Inc.                   2,523,675
------------------------------------------------------------
Automobiles--1.9%
 188,200   Ford Motor Co.                              10,715,638
 161,000   General Motors Corp.                        11,642,312
                                                    -------------
                                                       22,357,950
------------------------------------------------------------
Banks--2.4%
 122,600   Chase Manhattan Corp.                        9,271,625
 187,692   First Union Corp.                           11,308,443
 216,200   Norwest Corp.                                7,769,687
                                                    -------------
                                                       28,349,755
------------------------------------------------------------
Beverages--1.0%
 304,200   PepsiCo, Inc.                               11,806,763
------------------------------------------------------------
Chemicals--2.0%
 344,800   Agrium, Inc. (Canada)                        4,069,246
 121,200   Dow Chemical Co.                            10,998,900
 368,600   Geon Co.                                     8,270,462
                                                    -------------
                                                       23,338,608
------------------------------------------------------------
Commercial Services--0.6%
 409,700   Cendant Corp.(a)                             7,092,931
------------------------------------------------------------
Computer Software & Services--3.1%
 150,000   BMC Software, Inc.(a)                        7,396,875
 309,600   Compaq Computer Corp.                       10,178,100
  50,700   Computer Associates International,
             Inc.                                       1,682,606
 103,100   Microsoft Corp.(a)                       $  11,353,888
 217,200   Unisys Corp.(a)                              5,986,575
                                                    -------------
                                                       36,598,044
------------------------------------------------------------
Construction--1.8%
 283,500   Hanson PLC (ADR)                             7,300,125
 229,200   J. Ray McDermott, S.A.(a)                    6,474,900
 195,900   US Home Corp.(a)                             7,334,006
                                                    -------------
                                                       21,109,031
------------------------------------------------------------
Diversfied Consumer Products--5.1%
  86,300   Avon Products, Inc.                          7,464,950
 109,700   Colgate-Palmolive Co.                       10,140,394
 272,000   The Dial Corp.                               6,494,000
 188,800   Gillette Co.                                 9,888,400
 103,300   Illinois Tool Works, Inc.                    5,791,256
  81,400   Estee Lauder Cos., Inc.                      5,229,950
 101,300   Procter & Gamble Co.                         8,040,687
  74,000   The Unilever Group PLC (ADR)
             (United Kingdom)                           5,143,000
                                                    -------------
                                                       58,192,637
------------------------------------------------------------
Diversified Operations--0.9%
 116,150   General Electric Co.                        10,373,647
------------------------------------------------------------
Electrical Services--2.2%
 298,200   Duke Energy Corp.                           17,034,675
 214,200   Texas Utilities Co.                          8,581,387
                                                    -------------
                                                       25,616,062
------------------------------------------------------------
Electronics--2.7%
  88,900   Intel Corp.                                  7,506,494
 281,700   Mattel, Inc.                                10,827,843

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------
Electronics (cont'd.)
 215,500   Uniphase Corp.(a)                        $  10,775,000
 155,500   VLSI Technology, Inc.(a)                     2,488,000
                                                    -------------
                                                       31,597,337
------------------------------------------------------------
Entertainment--1.3%
 145,500   Carnival Corp.                               5,374,406
 263,100   The Walt Disney Co.                          9,060,506
                                                    -------------
                                                       14,434,912
------------------------------------------------------------
Financial Services--3.6%
  24,622   Associates First Capital Corp.               1,912,822
 111,500   Bear Stearns Co., Inc.                       6,271,875
 230,900   Federal National Mortgage Association       14,315,800
 326,300   MBNA Corp.                                  10,931,050
 108,400   Providian Financial Corp.                    8,516,175
                                                    -------------
                                                       41,947,722
------------------------------------------------------------
Foods--0.5%
 106,700   Bestfoods                                    5,935,188
------------------------------------------------------------
Hospital Management--2.7%
 335,200   Columbia/HCA Healthcare Corp.                9,553,200
 363,600   Healthsouth Corp.(a)                         9,135,450
 333,100   Manor Care, Inc.                            12,428,794
                                                    -------------
                                                       31,117,444
------------------------------------------------------------
Insurance--2.0%
  80,150   American International Group, Inc.          12,087,622
 120,000   Provident Companies, Inc.                    4,425,000
  95,099   Travelers Group, Inc.                        6,371,633
                                                    -------------
                                                       22,884,255
Hotels & Leisure--0.3%
 128,600   Hilton Hotels Corp.                      $   3,239,113
------------------------------------------------------------
Media--0.8%
 284,600   CBS Corp.(a)                                 9,658,613
------------------------------------------------------------
Medical Products & Services--1.7%
  77,200   Cardinal Health, Inc.                        7,416,025
 179,200   Health Care & Retirement Corp.(a)            6,764,800
  93,500   Tyco International Ltd.                      5,791,156
                                                    -------------
                                                       19,971,981
------------------------------------------------------------
Medical Technology--1.4%
  49,000   Abbott Laboratories                          2,036,562
 260,100   HBO & Co.                                    7,664,822
 111,600   IMS Health, Inc.                             7,009,875
                                                    -------------
                                                       16,711,259
------------------------------------------------------------
Metals-Nonferrous--2.1%
 175,600   Aluminum Co. of America                     12,171,275
 123,200   Reynolds Metals Co.                          6,468,000
 203,900   UCAR International Inc.(a)                   5,377,863
                                                    -------------
                                                       24,017,138
------------------------------------------------------------
Mining--0.5%
 291,000   Newmont Mining Corp.                         5,492,625
------------------------------------------------------------
Networking--1.0%
 119,900   Cisco Systems, Inc.(a)                      11,480,425
------------------------------------------------------------
Oil & Gas--3.0%
 213,100   Exxon Corp.                                 14,943,637
 477,200   McDermott International, Inc.               12,377,375
 376,800   Pioneer Natural Resources Co.                7,418,250
                                                    -------------
                                                       34,739,262

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------
Oil & Gas Equipment & Services--2.4%
 237,800   Enron Corp.                              $  12,588,537
  91,536   Marketspan Corp.                             2,522,961
 125,200   Schlumberger Ltd.                            7,582,425
 412,200   Western Gas Resources, Inc.                  4,766,063
                                                    -------------
                                                       27,459,986
------------------------------------------------------------
Paper & Forest Products--0.8%
 194,000   Longview Fibre Co.                           2,279,500
 322,900   Louisiana-Pacific Corp.                      6,437,819
                                                    -------------
                                                        8,717,319
------------------------------------------------------------
Pharmaceuticals--2.6%
  91,000   Bristol Myers Squibb Co.                    10,368,313
  76,250   Merck & Co., Inc.                            9,402,578
  90,500   Pfizer, Inc.                                 9,955,000
                                                    -------------
                                                       29,725,891
------------------------------------------------------------
Real Estate Investment Trust--1.9%
 171,300   CCA Prison Realty Trust,                     3,693,656
 229,800   Crescent Real Estate Equities Co.            6,750,375
 252,200   Patriot American Hospitality, Inc.           4,791,800
 183,100   Vornado Realty Trust                         6,614,488
                                                    -------------
                                                       21,850,319
------------------------------------------------------------
Retail--3.5%
 253,200   American Stores Co.                          5,871,075
 144,300   CVS Corp.                                    5,916,300
 291,000   Kmart Corp.(a)                           $   4,746,937
 161,200   Proffitt's, Inc.(a)                          5,077,800
  80,100   Rite Aid Corp.                               3,163,950
 183,600   Sears Roebuck & Co.                          9,317,700
 261,900   The Limited, Inc.                            7,022,194
                                                    -------------
                                                       41,115,956
------------------------------------------------------------
Steel - Producers--0.8%
 183,600   AK Steel Holding Corp.                       2,926,125
 310,400   British Steel PLC (ADR) (United
             Kingdom)                                   6,499,000
                                                    -------------
                                                        9,425,125
------------------------------------------------------------
Telecommunications--1.1%
  95,200   Alcatel Alsthom, Inc.                        3,730,650
  58,400   Omnipoint Corp.(a)                           1,230,050
 142,800   WorldCom, Inc.(a)                            7,550,550
                                                    -------------
                                                       12,511,250
------------------------------------------------------------
Tobacco--1.0%
 101,900   Philip Morris Co., Inc.                      4,464,494
 286,100   RJR Nabisco Holdings Corp.                   6,991,569
                                                    -------------
                                                       11,456,063
------------------------------------------------------------
Waste Management--0.4%
  92,400   Waste Management, Inc.(a)                    5,093,550
                                                    -------------
           Total common stocks
             (cost $646,090,146)                      695,232,086
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--30.3%
CORPORATE BONDS--23.9%
------------------------------------------------------------
Aerospace--0.3%
Baa1             3,000    Raytheon Co., Sr. Note,
                            5.95%, 3/15/01            $    2,987,550
------------------------------------------------------------
Airlines--0.5%
Baa3             5,000    United Airlines, Inc.,
                            10.67%, 5/1/04                 5,954,000
------------------------------------------------------------
Automobiles--0.2%
Ba1              2,000    Navistar International
                            Corp., Sr. Note,
                            7.00%, 2/1/03                  2,007,500
------------------------------------------------------------
Banks--1.2%
A1               3,900    Bank Nova Scotia NY,
                            6.50%, 7/15/07                 3,934,125
Baa3             3,000    Capital One Bank,
                            Sr. Note,
                            7.08%, 10/30/01                3,062,010
A1               2,100    National Australia Bank
                            Ltd.,
                            6.40%, 12/10/07                2,161,362
Baa1             5,000    Skandinaviska Enskilda
                            Banken,
                            7.50%, 3/29/49                 5,170,000
                                                      --------------
                                                          14,327,497
------------------------------------------------------------
Cable & Pay Television Systems--0.4%
Ba3              2,000    Century Communications
                            Corp., Sr. Note,
                            9.75%, 2/15/02                 2,150,000
Baa3             2,000    Comcast Cable
                            Communications,
                            8.375%, 5/1/07                 2,229,380
                                                      --------------
                                                           4,379,380
------------------------------------------------------------
Chemicals--0.2%
Ba3              2,000    ISP Holdings, Inc.,
                            Sr. Note,
                            9.75%, 2/15/02                 2,110,000
Computer Software--0.3%
Baa1          $  4,000    Computer Associates
                            International, Inc.,
                            6.375%, 4/15/05           $    3,931,720
------------------------------------------------------------
Diversified Products--0.3%
Baa1             1,000    SB Treasury Co.,
                            9.40%, 12/29/49                  995,000
A3               3,000    Tokai Preferred Cap, LLC
                            1.00%, 12/29/49                2,786,250
                                                      --------------
                                                           3,781,250
------------------------------------------------------------
Engineering--0.1%
Ba2              1,200    CSC Holdings, Inc.,
                            Sr. Note,
                            7.625%, 7/15/18                1,205,400
------------------------------------------------------------
Entertainment--0.5%
Baa3             5,000    Royal Caribbean Cruises
                            Ltd.,
                            Sr. Note,
                            8.25%, 4/1/05                  5,390,000
------------------------------------------------------------
Financial Services--7.7%
B2               5,000    Advanta Corp.,
                            7.25%, 8/16/99                 4,931,450
Baa3             9,500    AT&T Capital Corp.,
                            6.41%, 8/13/99                 9,542,750
Ba2              4,000    Conseco Finance Trust,
                            8.796%, 4/1/27                 4,393,640
                          Contifinancial Corp.,
                            Sr. Notes,
Ba1              5,000    8.375%, 8/15/03                  5,035,700
Ba1              3,300    8.125%, 4/1/08                   3,187,437
A3               3,300    ERP Operating, LP,
                            6.63%, 4/13/05                 3,290,694
Aa3             11,000    Team Fleet Financing
                            Corp.,
                            7.35%, 5/15/03                11,464,062
                          Ford Motor Credit Co.,
                            Notes,
A1               6,000    7.32%, 5/23/02                   6,060,000
A1               5,000    7.75%, 3/15/05                   5,390,000
Baa1            17,000    Lehman Brothers Holdings, Inc.,
                            6.33%, 8/1/00                17,084,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
A2            $ 18,000    Salomon, Inc.,
                            7.30%, 5/15/02            $   18,625,140
                                                      --------------
                                                          89,005,023
------------------------------------------------------------
Foods--0.3%
Baa3             3,400    Kroger Co., Sr. Note,
                            6.375%, 3/1/08                 3,365,082
------------------------------------------------------------
Hotels & Leisure--0.6%
                          ITT Corp., Notes,
Ba1              3,500    6.25%, 11/15/00                  3,414,635
Ba1              3,500    6.75%, 11/15/03                  3,372,390
                                                      --------------
                                                           6,787,025
------------------------------------------------------------
Industrial--0.6%
                          Scotia Pacific Co.,
A3               2,200    7.11%, 1/20/14                   2,170,256
Baa2             4,800    7.71%, 1/20/14                   4,781,280
                                                      --------------
                                                           6,951,536
------------------------------------------------------------
Media--1.9%
Baa3            14,000    News America Holdings
                            Inc.,
                            6.703%, 5/21/04               14,140,000
Baa3             5,500    Time Warner, Inc.,
                            8.11%, 8/15/06                 6,043,070
Ba2              1,850    Viacom, Inc.,
                            7.75%, 6/1/05                  1,962,943
                                                      --------------
                                                          22,146,013
------------------------------------------------------------
Oil & Gas Equipment & Services--0.8%
Baa2             3,500    BJ Services Co., Sr.
                            Note,
                            7.00%, 2/1/06                  3,571,190
                          R & B Falcon Corp.,
                            Sr. Notes,
Ba1              5,000    6.50%, 4/15/03                   4,968,400
Ba1              1,500    7.375%, 4/15/18                  1,440,000
                                                      --------------
                                                           9,979,590
------------------------------------------------------------
Packaging--0.2%
Ba1              2,100    Owens Illinois Inc.,
                            7.50%, 5/15/10                 2,120,832
Paper & Forest Products--0.2%
Baa3          $  2,000    Fort James Corp., Note,
                            6.234%, 3/15/01           $    2,000,440
------------------------------------------------------------
Real Estate Investment Trust--0.1%
Baa3               550    Colonial Realty, LP,
                            Sr. Note,
                            7.00%, 7/14/07                   546,975
Baa2               500    First Industrial Realty
                            Trust
                            7.60%, 7/15/28                   493,325
                                                      --------------
                                                           1,040,300
------------------------------------------------------------
Restaurants--0.6%
                          Darden Restaurants, Inc.,
Baa1             2,500    6.375%, 2/1/06                   2,389,025
Baa1             4,500    7.125%, 2/1/16                   4,435,650
                                                      --------------
                                                           6,824,675
------------------------------------------------------------
Retail--1.6%
                          Federated Dept. Stores,
                            Inc.,
Baa2             7,500    8.125%, 10/15/02                 7,958,625
Baa2             2,500    8.50%, 6/15/03                   2,715,000
Baa2             2,000    10.00%, 2/15/01                  2,168,800
Ba2              2,000    Fred Meyer, Inc.,
                            7.375%, 3/1/05                 2,001,160
Ba2              5,000    Kmart Corp.,
                            8.125%, 12/1/06                5,225,000
                                                      --------------
                                                          20,068,585
------------------------------------------------------------
Telecommunications--1.1%
A3               2,000    Cable & Wireless
                            Communication, Note,
                            6.375%, 3/6/03                 2,004,480
Ba1              3,000    LCI International Inc.,
                            7.25%, 6/15/07                 3,078,240
Baa3             7,000    Tele-Communications,
                            Inc., Sub. Deb.,
                            9.25%, 4/15/02                 7,667,100
                                                      --------------
                                                          12,749,820
------------------------------------------------------------
Transportation/Trucking/Shipping--1.9%
Baa2            10,000    CSX Corp., Sub. Deb.,
                            7.45%, 5/1/07                 10,623,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

Portfolio of Investments as of July 31, 1998           PRUDENTIAL BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Transportation/Trucking/Shipping (cont'd.)
Baa1          $ 11,000    Norfolk Southern Corp.,
                            Note,
                            6.95%, 5/1/02             $   11,296,120
                                                      --------------
                                                          21,920,020
------------------------------------------------------------
Utilities--2.1%
Aaa              3,000    California
                            Infrastructure, PG&E,
                            6.32%, 9/25/05                 3,030,000
                          Cleveland Electric
                            Illuminating,
Ba1              3,000    7.19%, 7/1/00                    3,044,400
Ba1              2,000    7.67%, 7/1/04                    2,091,200
Baa1               450    Hyder, PLC
                            6.875%, 12/15/07                 457,236
                          Niagara Mohawk Power Corp.,
Ba1              2,875    6.875%, 4/1/03                   2,920,799
Ba1              4,500    7.375%, 8/1/03                   4,682,070
Ba1              2,000    8.00%, 6/1/04                    2,138,660
Ba2              6,000    Western Massachusetts
                            Electric Co.,
                            7.375%, 7/1/01                 6,088,800
                                                      --------------
                                                          24,453,165
------------------------------------------------------------
Waste Management--0.1%
Baa3             1,000    USA Waste Services, Inc.,
                            Note,
                            6.125%, 7/15/01                  998,020
                          Total corporate bonds
                            (cost $270,416,937)          276,484,423
                                                      --------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--6.1%
                          United States Treasury Bonds,
                 4,026    3.625%, 4/15/28                  3,974,151
                27,000    8.125%, 8/15/19                 34,488,180
                24,450    6.125%, 11/15/27                25,844,383
                          United States Treasury Notes,
                 1,100    5.50%, 2/15/08                   1,095,182
                 3,050    5.625%, 5/15/08                  3,078,578
                 1,250    6.125%, 8/15/07                  1,297,075
                   900    7.25%, 5/15/04                     974,394
                                                      --------------
                          Total U.S. government
                            securities
                            (cost $70,831,066)            70,751,943
                                                      --------------
FOREIGN GOVERNMENT BONDS--0.3%
Ba2           $  4,000    City of Moscow, (Russia)
                            9.50%, 5/31/00            $    3,440,000
B+(b)              500    City of St. Petersburg,
                            (Russia)
                            9.50%, 6/18/02                   350,000
                                                      --------------
                          Total foreign government
                            (cost $4,518,260)              3,790,000
                                                      --------------
                          Total debt obligations
                            (cost $345,766,263)          351,026,366
                                                      --------------
                          Total long-term
                            investments
                            (cost $991,856,409)        1,046,258,452
                                                      --------------
SHORT-TERM INVESTMENTS--9.0%
CORPORATE BONDS--0.1%
------------------------------------------------------------
Banks
A2               1,000    First Union Corp.,
                            9.45%, 6/15/99
                            (cost $1,104,060)              1,029,000
                                                      --------------
------------------------------------------------------------
REPURCHASE AGREEMENT--8.9%
               103,812    Joint Repurchase
                            Agreement Account
                            5.61%, 8/3/98,
                            (cost $103,812,000;
                            Note 5)                      103,812,000
                                                      --------------
                          Total short-term
                            investments
                            (cost $104,916,060)          104,841,000
                                                      --------------
------------------------------------------------------------
Total Investments--99.2%
                          (cost $1,096,772,469;
                            Note 4)                    1,151,099,452
                          Other assets in excess of
                            liabilities--0.8%              8,816,299
                                                      --------------
                          Net Assets--100%            $1,159,915,751
                                                      --------------
                                                      --------------

---------------
(a) Non-income producing security.
(b) Standard & Poor's rating.
ADR--American Depository Receipt.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

Statement of Assets and Liabilities                     PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1998
Investments, at value (cost $1,096,772,469).................................................................      $1,151,099,452
Cash........................................................................................................             228,772
Receivable for investments sold.............................................................................          10,287,068
Dividends and interest receivable...........................................................................           7,917,001
Receivable for Fund shares sold.............................................................................             749,674
Prepaid expenses............................................................................................              45,886
                                                                                                                  --------------
   Total assets.............................................................................................       1,170,327,853
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................           6,728,546
Payable for Fund shares reacquired..........................................................................           2,167,343
Management fee payable......................................................................................             665,535
Distribution fee payable....................................................................................             585,949
Accrued expenses............................................................................................             264,729
                                                                                                                  --------------
   Total liabilities........................................................................................          10,412,102
                                                                                                                  --------------
Net Assets..................................................................................................      $1,159,915,751
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      920,239
   Paid-in capital in excess of par.........................................................................       1,015,617,864
                                                                                                                  --------------
                                                                                                                   1,016,538,103
   Undistributed net investment income......................................................................           1,384,812
   Accumulated net realized gain on investments.............................................................          87,665,853
   Net unrealized appreciation on investments...............................................................          54,326,983
                                                                                                                  --------------
Net assets, July 31, 1998...................................................................................      $1,159,915,751
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($485,689,864 / 38,457,582 shares of beneficial interest issued and outstanding)......................              $12.63
   Maximum sales charge (5% of offering price)..............................................................                 .66
                                                                                                                          ------
   Maximum offering price to public.........................................................................              $13.29
                                                                                                                          ------
                                                                                                                          ------
Class B:
   Net asset value, offering price and redemption price per share
      ($533,353,620 / 42,414,858 shares of beneficial interest issued and outstanding)......................              $12.57
                                                                                                                          ------
                                                                                                                          ------
Class C:
   Net asset value, offering price and redemption price per share
      ($9,201,203 / 731,714 shares of beneficial interest issued and outstanding)...........................              $12.57
                                                                                                                          ------
                                                                                                                          ------
Class Z:
   Net asset value, offering price and redemption price per share
      ($131,671,064 / 10,419,748 shares of beneficial interest issued and outstanding)......................              $12.64
                                                                                                                          ------
                                                                                                                          ------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

PRUDENTIAL BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            July 31, 1998
Income
   Interest...................................   $  36,163,798
   Dividends (net of foreign withholding taxes
      of $143,621)............................       8,602,741
                                                 -------------
      Total income............................      44,766,539
                                                 -------------
Expenses
   Management fee.............................       7,857,149
   Distribution fee--Class A..................       1,234,570
   Distribution fee--Class B..................       5,784,317
   Distribution fee--Class C..................          81,752
   Transfer agent's fees and expenses.........       2,640,000
   Reports to shareholders....................         335,000
   Custodian's fees and expenses..............         215,000
   Registration fees..........................         190,000
   Legal fees.................................          41,000
   Audit fees.................................          30,000
   Insurance..................................          24,000
   Trustees' fees and expenses................          20,000
   Miscellaneous..............................          20,078
                                                 -------------
      Total expenses..........................      18,472,866
                                                 -------------
Net investment income.........................      26,293,673
                                                 -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions....................     155,550,453
   Foreign currency transactions..............            (650)
                                                 -------------
                                                   155,549,803
                                                 -------------
Net change in unrealized appreciation
   (depreciation) on investments..............    (126,216,321)
                                                 -------------
Net gain on investments.......................      29,333,482
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $  55,627,155
                                                 -------------
                                                 -------------

PRUDENTIAL BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended July 31,
in Net Assets                         1998              1997
Operations
   Net investment income.......  $   26,293,673    $   20,934,760
   Net realized gain on
      investments and foreign
      currency transactions....     155,549,803        92,822,065
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............    (126,216,321)       97,850,789
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      55,627,155       211,607,614
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A..................     (12,700,788)       (8,678,960)
      Class B..................     (10,437,329)       (8,766,533)
      Class C..................        (148,597)          (97,195)
      Class Z..................      (3,608,837)       (2,758,541)
                                 --------------    --------------
                                    (26,895,551)      (20,301,229)
                                 --------------    --------------
   Distributions from net
      realized gains on
      investment transactions
      Class A..................     (57,771,866)      (17,250,282)
      Class B..................     (69,878,157)      (26,414,816)
      Class C..................        (920,721)         (273,589)
      Class Z..................     (14,427,869)       (6,764,801)
                                 --------------    --------------
                                   (142,998,613)      (50,703,488)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     195,965,154       583,212,616
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........     160,126,884        65,884,101
   Cost of shares reacquired...    (341,566,835)     (220,143,556)
                                 --------------    --------------
   Net increase in net assets
      from Fund shares
      transactions.............      14,525,203       428,953,161
                                 --------------    --------------
Total increase (decrease)......     (99,741,806)      569,556,058
Net Assets
Beginning of year..............   1,259,657,557       690,101,499
                                 --------------    --------------
End of year(a).................  $1,159,915,751    $1,259,657,557
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
    investment income of.......  $    1,384,812    $    1,986,876
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-41

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Prudential Balanced Fund (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-42

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $186, increase accumulated net realized gain on investments by $99,848 and decrease paid in capital by $99,662 for the year ended July 31, 1998. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI') which acted as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensated PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1998.
PSI has advised the Fund that it received approximately $359,000 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1998. From these fees, PSI paid such sales charges to
--------------------------------------------------------------------------------
                                       B-43

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended July 31, 1998, it received approximately $820,000 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PSI, PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended July 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended July 31, 1998, the Fund incurred fees of approximately $2,170,000 for the services of PMFS. As of July 31, 1998, approximately $172,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
For the year ended July 31, 1998, PSI received approximately $103,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended July 31, 1998, were $1,577,446,098 and $1,693,942,904, respectively, which includes purchases and sales of U.S. government obligations of $444,746,462 and $399,778,178, respectively.
The cost basis of investments for federal income tax purposes as of July 31, 1998 was $1,096,883,147 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $54,216,305 (gross unrealized appreciation--$103,786,088; gross unrealized depreciation--$49,569,783).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1998, the Fund had a 13.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $103,812,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Credit Suisse First Boston Corp., 5.67%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,689, due 8/3/98. The value of the collateral including accrued interest is $180,594,823.
Bear, Stearns & Co. Inc., 5.66%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,542, due 8/3/98. The value of the collateral including accrued interest is $179,027,728.
Salomon Smith Barney Inc., 5.64%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,251, due 8/3/98. The value of the collateral including accrued interest is $178,789,931.
SBC Warburg Dillon Read Inc., 5.52% dated 7/31/98, in the principal amount of $235,118,000, repurchase price $235,226,153, due 8/3/98. The value of the collateral including accrued interest is $240,150,611.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
--------------------------------------------------------------------------------
                                       B-44

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the years ended July 31, 1998 and July 31, 1997 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    3,967,817    $  52,091,809
Shares issued in reinvestment of
  dividends and distributions.....    5,263,433       64,754,657
Shares reacquired.................   (9,908,242)    (129,373,980)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (676,992)     (12,527,514)
Shares issued upon conversion from
  Class B.........................    3,632,745       46,694,238
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,955,753    $  34,166,724
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    3,337,159    $  42,801,873
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................   10,702,166      148,314,174
Shares issued in reinvestment of
  dividends and distributions.....    1,818,378       23,032,477
Shares reacquired.................   (7,231,992)     (92,932,910)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    8,625,711      121,215,614
Shares issued upon conversion from
  Class B.........................    4,759,297       60,515,298
                                    -----------    -------------
Net increase in shares
  outstanding.....................   13,385,008    $ 181,730,912
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended July 31, 1998:
Shares sold.......................    5,179,076    $  67,414,895
Shares issued in reinvestment of
  dividends and distributions.....    6,244,089       76,307,531
Shares reacquired.................  (10,219,280)    (133,027,987)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,203,885       10,694,439
Shares reacquired upon conversion
  into Class A....................   (3,615,791)     (46,694,238)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,411,906)   $ (35,999,799)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    4,838,750    $  61,524,309
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................   13,556,615      187,167,091
Shares issued in reinvestment of
  dividends and distributions.....    2,613,632       32,974,262
Shares reacquired.................   (7,023,090)     (89,550,269)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............   13,985,907      192,115,393
Shares reacquired upon conversion
  into Class A....................   (4,781,062)     (60,515,298)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    9,204,845    $ 131,600,095
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1998:
Shares sold.......................      323,478    $   4,203,230
Shares issued in reinvestment of
  dividends and distributions.....       84,293        1,030,457
Shares reacquired.................     (178,945)      (2,326,256)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      228,826    $   2,907,431
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................      232,388    $   2,935,142
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................       91,197        1,259,091
Shares issued in reinvestment of
  dividends and distributions.....       28,051          354,029
Shares reacquired.................     (147,414)      (1,879,415)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      204,222    $   2,668,847
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended July 31, 1998:
Shares sold.......................    5,472,022    $  72,255,220
Shares issued in reinvestment of
  dividends and distributions.....    1,463,704       18,034,239
Shares reacquired.................   (5,753,738)     (76,838,612)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,181,988    $  13,450,847
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    2,901,740    $  37,167,348
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................          891           12,363
Shares issued in connection with
  acquisition of The Prudential
  Institutional Fund--Balanced
  Fund............................    8,056,026      102,031,225
Shares issued in reinvestment of
  dividends and distributions.....      752,454        9,523,333
Shares reacquired.................   (2,812,213)     (35,780,962)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    8,898,898    $ 112,953,307
                                    -----------    -------------
                                    -----------    -------------

------------------------------------------------------------
Note 7. Dividends
On September 22, 1998 the Board of Trustees of the Fund declared the following dividends per share, payable on September 30, 1998 to shareholders of record on September 25, 1998:

                                              Class B
                                   Class A     and C     Class Z
                                   --------   --------   --------
Ordinary Income..................   $ .075     $  .05    $ .0825

--------------------------------------------------------------------------------
                                       B-45

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                     Class A
                                           -----------------------------------------------------------
                                                               Year Ended July 31,
                                           -----------------------------------------------------------
                                             1998         1997         1996         1995        1994
                                           --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  14.01     $  11.85     $  12.04     $  11.12     $ 11.75
                                           --------     --------     --------     --------     -------
Income from investment operations
Net investment income...................        .33          .34          .31          .34         .33
Net realized and unrealized gain (loss)
   on investment transactions...........        .29         2.96          .28         1.11        (.05)
                                           --------     --------     --------     --------     -------
   Total from investment operations.....        .62         3.30          .59         1.45         .28
                                           --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income....       (.34)        (.36)        (.29)        (.33)       (.37)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      (1.66)        (.78)        (.49)        (.20)       (.54)
                                           --------     --------     --------     --------     -------
   Total distributions..................      (2.00)       (1.14)        (.78)        (.53)       (.91)
                                           --------     --------     --------     --------     -------
Net asset value, end of year............   $  12.63     $  14.01     $  11.85     $  12.04     $ 11.12
                                           --------     --------     --------     --------     -------
                                           --------     --------     --------     --------     -------
TOTAL RETURN(a):........................       5.05%       29.09%        4.89%       13.67%       2.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $485,690     $497,461     $262,096     $119,829     $37,512
Average net assets (000)................   $493,828     $306,717     $246,609     $ 69,754     $29,875
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.19%        1.17%        1.20%        1.22%       1.23%
   Expenses, excluding distribution
      fees..............................        .94%         .92%         .95%         .97%       1.00%
   Net investment income................       2.51%        2.84%        2.53%        2.90%       2.84%
For Class A, B, C and Z shares:
   Portfolio turnover rate..............        144%         140%          97%         201%        108%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                     Class B
                                           ------------------------------------------------------------
                                                               Year Ended July 31,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  13.96     $  11.80     $  12.00     $  11.09     $  11.72
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income...................        .24          .26          .21          .26          .24
Net realized and unrealized gain (loss)
   on investment transactions...........        .27         2.95          .28         1.10         (.05)
                                           --------     --------     --------     --------     --------
   Total from investment operations.....        .51         3.21          .49         1.36          .19
                                           --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income....       (.24)        (.27)        (.20)        (.25)        (.28)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      (1.66)        (.78)        (.49)        (.20)        (.54)
                                           --------     --------     --------     --------     --------
   Total distributions..................      (1.90)       (1.05)        (.69)        (.45)        (.82)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  12.57     $  13.96     $  11.80     $  12.00     $  11.09
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(a):........................       4.28%       28.24%        4.05%       12.79%        1.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $533,354     $625,715     $420,465     $392,291     $445,609
Average net assets (000)................   $578,432     $431,425     $437,792     $409,419     $392,133
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.94%        1.92%        1.95%        1.97%        2.00%
   Expenses, excluding distribution
      fees..............................        .94%         .92%         .95%         .97%        1.00%
   Net investment income................       1.76%        2.09%        1.78%        2.34%        2.08%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                Class C                                   Class Z
                                           --------------------------------------------------     ------------------------
                                                                                    August 1,
                                                                                     1994(a)
                                                   Year Ended July 31,               through        Year Ended July 31,
                                           ------------------------------------     July 31,      ------------------------
                                             1998          1997          1996         1995           1998           1997
                                           --------        -----       --------     ---------     -----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $13.96        $11.80        $12.00       $ 11.12       $   14.01      $  11.85
                                           --------        -----       --------     ---------     -----------     --------
Income from investment operations
Net investment income...................       .24           .26           .21           .21             .37           .46
Net realized and unrealized gain (loss)
   on investment transactions...........       .27          2.95           .28          1.12             .29          2.87
                                           --------        -----       --------     ---------     -----------     --------
   Total from investment operations.....       .51          3.21           .49          1.33             .66          3.33
                                           --------        -----       --------     ---------     -----------     --------
Less distributions
Dividends from net investment income....      (.24)         (.27)         (.20)         (.25)           (.37)         (.39)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................     (1.66)         (.78)         (.49)         (.20)          (1.66)         (.78)
                                           --------        -----       --------     ---------     -----------     --------
   Total distributions..................     (1.90)        (1.05)         (.69)         (.45)          (2.03)        (1.17)
                                           --------        -----       --------     ---------     -----------     --------
Net asset value, end of period..........    $12.57        $13.96        $11.80       $ 12.00       $   12.64      $  14.01
                                           --------        -----       --------     ---------     -----------     --------
                                           --------        -----       --------     ---------     -----------     --------
TOTAL RETURN(b):........................      4.28%        28.24%         4.05%        12.49%           5.37%        29.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $9,201        $7,023        $3,525       $ 3,046       $ 131,671      $129,459
Average net assets (000)................    $8,175        $4,790        $2,444       $   920       $ 128,358      $ 99,391
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.94%         1.92%         1.95%         2.04%(d)         .94%          .92%
   Expenses, excluding distribution
      fees..............................       .94%          .92%          .95%         1.04%(d)         .94%          .92%
   Net investment income................      1.76%         2.09%         1.78%         2.20%(d)        2.76%         3.12%
                                          March 1,
                                          1996(c)
                                          through
                                          July 31,
                                            1996
                                          --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $12.16
                                          --------
Income from investment operations
Net investment income...................      .13
Net realized and unrealized gain (loss)
   on investment transactions...........     (.28)
                                          --------
   Total from investment operations.....     (.15)
                                          --------
Less distributions
Dividends from net investment income....     (.16)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................       --
                                          --------
   Total distributions..................     (.16)
                                          --------
Net asset value, end of period..........   $11.85
                                          --------
                                          --------
TOTAL RETURN(b):........................    (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $4,015
Average net assets (000)................   $4,217
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      .95%(d)
   Expenses, excluding distribution
      fees..............................      .95%(d)
   Net investment income................     2.72%(d)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Report of Independent Accountants                       PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Balanced Fund (the 'Fund') (formerly Prudential Allocation Fund--Balanced Portfolio) at July 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended July 31, 1996 were audited by other independent accountants, whose opinion dated September 16, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 17, 1998

                   APPENDIX I--GENERAL INVESTMENT INFORMATION


    The following terms are used in mutual fund investing.


ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION



    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


SMALL STOCKS        $5,519.97
COMMON STOCKS       $1,828.33
LONG-TERM BONDS     $39.07
TREASURY BILLS      $14.25
INFLATION           $9.02



Source: Stocks, Bonds, Bills and Inflation. 1998 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                     '87      '88      '89      '90      '91      '92      '93      '94      '95      '96      '97
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)              2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%
--------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)         4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%
--------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)              2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%
--------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)              5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%
--------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)             35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT              33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7    17.12


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.



Total Returns of Major World Stock Markets (12/31/86--12/31/97)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

The Netherlands      20.5%
Sweden               20.4%
Spain                20.4%
Hong Kong            19.7%
Belgium              19.5%
Switzerland          17.9%
USA                  17.1%
UK                   16.6%
France               15.6%
Germany              12.1%
Austria               9.6%
Japan                 6.6%


Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Appreciation and Reinvesting
Dividends                                  $304,596
Capital Appreciation only                  $105,413


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


           ---------------------------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          World Total: $12.5 Trillion


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada             2.5%
U.S.              49.8%
Pacific
Basin             15.6%
Europe            32.1%


Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                                    [CHART]

------------------------------

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

      The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1977 through December 31, 1997. The horizontal "Best Returns Zone" band shows that a hypothetical blend portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK
                      & BOND
          INDICES OVER THE PAST 20 YEARS
               (12/31/77-12/31/97)*

S&P 500                                                 37.6%      -7.2%
EAFE                                                    69.9%     -23.2%
Lehman Aggregate                                        32.6%      -2.9%
"Best Returns Zone"
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index

            * Source: Prudential Investment Corporation based on data from Lipper Analytical New Applications (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30-year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 domestic and international financial advisers. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)



    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of December 31, 1997, Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------------------

(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.



(2) As of December 31, 1996.


                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.



    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.


    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

------------------------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.



(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.


(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

(6) As of December 31, 1994.

                                     III-2

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


INFORMATION ABOUT PRUDENTIAL SECURITIES


    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)



    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.



    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)


    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(7) As of December 31, 1997.


(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS:

        (1) The following financial statements are included in the Prospectus constituting Part A of this Registration Statement:

           Financial Highlights.

        (2) The following financial statements are included in the Statement of Additional Information constituting Part B of this Registration
            Statement:


           Portfolio of Investments at July 31, 1998.



           Statement of Assets and Liabilities at July 31, 1998.



           Statement of Operations for the year ended July 31, 1998.



           Statement of Changes in Net Assets for the years ended July 31, 1998 and 1997.


           Notes to Financial Statements.

           Financial Highlights.


           Report of Independent Accountants.


    (b) EXHIBITS:

        1. (a) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).


            (b) Amended Certificate of Designation. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).



            (c) Certificate of Amendment of Declaration of Trust. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).



        2.  Amended By-Laws of the Registrant.*



        4. Specimen receipt for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).


        5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit No. 6(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).

            (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 6(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).


        6.  (a) Distribution Agreement.*



            (b) Form of Selected Dealer Agreement.*

        8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).


            (b) Amendment to Custodian Contract. Incorporated by reference to Exhibit No. 9(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).


            (c) Amendment to Custodian Contract.*



        9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).



        10. Opinion of Counsel. Incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).



        11. Consent of Independent Accountants.*



        15. (a) Amended and Restated Distribution and Service Plan for Class A shares.*



            (b) Amended and Restated Distribution and Service Plan for Class B shares.*



            (c) Amended and Restated Distribution and Service Plan for Class C shares.*



        16. Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).


        17. Financial Data Schedules.*


        18. Amended Rule 18f-3 Plan.*


--------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  No person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


  As of September15, 1998, there were 54,965, 62,855, 1,586 and 1,500 record holders of Class A, Class B, Class C and Class Z shares, respectively, of beneficial interest of the Registrant.


ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC ("PIFM") and The Prudential Investment Corporation ("PIC"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17 (h) and 17 (i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


  (a) Prudential Investments Fund Management LLC (PIFM).


    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the executive officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.



NAME AND ADDRESS                POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
------------------------------  ------------------------------  --------------------------------------------------
Frank W. Giordano               Executive Vice President,       Senior Vice President, Prudential Securities
                                Secretary and General Counsel     Incorporated; Executive Vice President,
                                                                  Secretary and General Counsel, PIFM
Robert F. Gunia                 Executive Vice President and    Vice President, Prudential Investments; Executive
                                Treasurer                         Vice President and Treasurer, PIFM; Senior Vice
                                                                  President, Prudential Securities Incorporated
Neil A. McGuinness              Executive Vice President        Executive Vice President and Director of
                                                                  Marketing, Prudential Mutual Funds & Annuities
                                                                  (PMF&A); Executive Vice President, PIFM
Brian Storms                    Officer-in-Charge, President,   President, PMF&A; Officer-in-Charge, President,
                                Chief Executive Officer and       Chief Executive Officer and Chief Operating
                                Chief Operating Officer           Officer, PIFM
Robert J. Sullivan              Executive Vice President        Executive Vice President, PMF&A; Executive Vice
                                                                  President, PIFM


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS                POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
------------------------------  ------------------------------  --------------------------------------------------
E. Michael Caulfield            Chairman of the Board,          Chief Executive Officer of Prudential Investments
                                President and Chief Executive     (PIC) of The Prudential Insurance Company of
                                Officer and Director              America (Prudential)
Jonathan M. Greene              Senior Vice President and       President--Investment Management of Prudential
                                Director                          Investments of Prudential; Senior Vice President
                                                                  and Director, PIC
John R. Strangfeld              Vice President and Director     President of Private Asset Management Group of
                                                                  Prudential; Senior Vice President, Prudential;
                                                                  Vice President and Director, PIC


ITEM 29. PRINCIPAL UNDERWRITERS


  (a) Prudential Investment Management Services LLC (PIMS)



    PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.



    (b) Information concerning the officers and directors of PIMS is set forth below.



                                                                                    POSITIONS
                                                                                    AND
                                     POSITIONS AND                                  OFFICES
                                     OFFICES WITH                                   WITH
NAME(1)                              UNDERWRITER                                    REGISTRANT
-----------------------------------  ---------------------------------------------  -----------
E. Michael Caulfield...............  President                                      None
Mark R. Fetting
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102.........  Executive Vice President                       None
Jonathan M. Greene.................  Executive Vice President                       None
Jean D. Hamilton...................  Executive Vice President                       None
Ronald P. Joelson..................  Executive Vice President                       None
Brian M. Storms                      Executive Vice President                       None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102.........
John R. Strangfeld.................  Executive Vice President                       None
Mario A. Mosse.....................  Senior Vice President and Chief Operating      None
                                       Officer

                                                                                    POSITIONS
                                                                                    AND
                                     POSITIONS AND                                  OFFICES
                                     OFFICES WITH                                   WITH
NAME(1)                              UNDERWRITER                                    REGISTRANT
-----------------------------------  ---------------------------------------------  -----------
Scott S. Wallner...................  Vice President, Secretary and Chief Legal      None
                                       Officer
Michael G. Williamson..............  Vice President, Comptroller and Chief          None
                                       Financial Officer
C. Edward Chaplin..................  Treasurer                                      None



--------------
(1) The address of each person named is Prudential Plaza, Newark, New Jersey 07102 unless otherwise noted.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1 (b)(5), (6), (7), (9), (10) and (11) 31a-1(f) Rules 31a-1(b)(4) and
(11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31. MANAGEMENT SERVICES


  Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS


  Registrant makes the following undertaking:


    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 28th day of September, 1998.


                                   PRUDENTIAL BALANCED FUND

                                   /s/ Richard A. Redeker
                                   ----------------------------------------
                                   (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                                        DATE
-----------------------------------  -----------------------------------  --------------------
/s/ Edward D. Beach                  Trustee                              September 28, 1998
---------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                  Trustee                              September 28, 1998
---------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                  Trustee                              September 28, 1998
---------------------------------
  ROBERT F. GUNIA

/s/ Douglas H. McCorkindale          Trustee                              September 28, 1998
---------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Mendel A. Melzer                 Trustee                              September 28, 1998
---------------------------------
  MENDEL A. MELZER

/s/ Thomas T. Mooney                 Trustee                              September 28, 1998
---------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                  Trustee                              September 28, 1998
---------------------------------
  STEPHEN P. MUNN

/s/ Richard A. Redecker              President and Trustee                September 28, 1998
---------------------------------
  RICHARD A. REDECKER

/s/ Robin B. Smith                   Trustee                              September 28, 1998
---------------------------------
  ROBIN B. SMITH

/s/ Louis A. Weil, III               Trustee                              September 28, 1998
---------------------------------
  LOUIS A. WEIL, III

/s/ Clay T. Whitehead                Trustee                              September 28, 1998
---------------------------------
  CLAY T. WHITEHEAD

/s/ Grace C. Torres                  Treasurer and Principal Financial    September 28, 1998
---------------------------------      and Accounting Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


 EXHIBIT
NUMBER
-------------------------------------------------------------------------
 1.  (a) Amended and Restated Declaration of Trust. Incorporated by
     reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (b) Amended Certificate of Designation. Incorporated by reference to
     Exhibit No. 1(b) to Post-Effective Amendment No. 19 to the
     Registration Statement on Form N-1A filed via EDGAR on September 26,
     1997 (File No. 33-12531).
     (c) Certificate of Amendment of Declaration of Trust. Incorporated
     by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 19
     to the Registration Statement on Form N-1A filed via EDGAR on
     September 26, 1997 (File No. 33-12531).
 2.  Amended By-Laws of the Registrant.*
 4.  Specimen receipt for shares of beneficial interest issued by the
     Registrant. Incorporated by reference to Exhibit No. 4 to
     Post-Effective Amendment No. 19 to the Registration Statement in
     Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).
 5.  (a) Management Agreement between the Registrant and Prudential
     Mutual Fund Management, Inc. Incorporated by reference to Exhibit
     No. 6(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
     (b) Subadvisory Agreement between Prudential Mutual Fund Management,
     Inc. and The Prudential Investment Corporation. Incorporated by
     reference to Exhibit No. 6(b) to the Registration Statement on Form
     N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
 6.  (a) Distribution Agreement.*
     (b) Form of Selected Dealer Agreement.*
 8.  (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14,
     1997 (File No. 333-25133).
     (b) Amendment to Custodian Contract. Incorporated by reference to
     Exhibit No. 9(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
     (c) Amendment to Custodian Contract.*
 9.  Transfer Agency and Service Agreement between the Registrant and
     Prudential Mutual Fund Services, Inc. Incorporated by reference to
     Exhibit No. 9 to Post-Effective Amendment No. 19 to the Registration
     Statement on Form N-1A filed via EDGAR on September 26, 1997 (File
     No. 33-12531).
10.  Opinion of Counsel. Incorporated by reference to Exhibit No. 10 to
     Post-Effective Amendment No. 19 to the Registration Statement on
     Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).
11.  Consent of Independent Accountants.*
15.  (a) Amended and Restated Distribution and Service Plan for Class A
     shares.*
     (b) Amended and Restated Distribution and Service Plan for Class B
     shares.*
     (c) Amended and Restated Distribution and Service Plan for Class C
     shares.*
16.  Schedule of Computation of Performance Quotations. Incorporated by
     reference to Exhibit No. 16 to Post-Effective Amendment No. 19 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     26, 1997 (File No. 33-12531).
17.  Financial Data Schedules.*
18.  Amended Rule 18f-3 Plan.*

------------------------
* Filed herewith